Exhibit 99.1

Entegris Reports Third-Quarter Results

•	Quarterly revenue of $270.3 million

•	GAAP net income of $23.4 million, or $0.17per diluted share; Non-GAAP net income of $32.4 million, or $0.23 per diluted share

•	Repaid $25 million of debt in the third quarter

BILLERICA, Mass., October 22, 2015– Entegris, Inc. (NasdaqGS: ENTG), a leading provider of yield-enhancing materials and solutions for advanced manufacturing processes, today reported its financial results for the Company’s third quarter ended September 26, 2015.

The Company’s third-quarter sales of $270.3 million declined 4 percent sequentially and were 1 percent lower than sales of $273.1 million in the same quarter a year ago. Third-quarter net income of $23.4million, or $0.17 per diluted share, included amortization of intangible assets of $11.7 million and integration-related costs of $2.1million associated with the April 30, 2014 acquisition of ATMI, Inc. Non-GAAP net income was $32.4 million, or $0.23 per diluted share.

For the first nine months of fiscal 2015, sales of $814.3 million increased 1 percent from the same period a year ago on a pro forma basis despite the negative impact of foreign currency. Net income for the first nine months of fiscal 2015 was $62.7 million, or $0.44 per diluted share, which included amortization of intangible assets of $35.9 million and integration-related costs of $7.1 million. Non-GAAP net income for the first nine months of fiscal 2015 was $91.8 million, or $0.65 per diluted share.

Bertrand Loy, president and chief executive officer, said: “During the third quarter we experienced soft industry conditions as some customers reduced their IC production and capex levels in line with lower market demand. In light of the challenging environment, we performed well and achieved our target operating model. We paid down an additional $25 million of debt in the quarter, fulfilling our commitment at the time of the ATMI acquisition to repay $150 million of debt by the end of 2015.”

Quarterly Financial Results Summary

(in millions, except per share data)

	Q3-2015	Q3-2014	Q2-2015
GAAP Results
Net sales	$270,253	$273,054	$280,709
Operating income (loss)	31,066	5,368	39,347
Operating margin	11.5%	2.0%	14.0%
Net income (loss)	$23,403	$(1,068)	$24,448
Earnings (loss) per share (EPS)	$0.17	$(0.01)	$0.17
Non-GAAP Results
Non-GAAP adjusted operating income	$44,814	$49,886	$53,671
Adjusted operating margin	16.6%	18.3%	19.1%
Non-GAAP net income	$32,444	$28,823	$33,903
Non-GAAP EPS	$0.23	$0.21	$0.24

Fourth-Quarter Outlook

For the fiscal fourth quarter ending December 31, 2015, the Company expects sales of $250 million to $265 million, net income of $13 million to $19 million, and net income per diluted share of $0.09 to $0.13 per share. On a non-GAAP basis, EPS is expected to range from $0.15 to $0.19 per diluted share, which reflects net income on a non-GAAP basis in the range of $21 million to $27 million, which is adjusted for expected amortization expense of approximately $11.7 million and integration expense of $0.7 million totaling approximately $12.4 million or $0.06 per share.

Segment Results

The Company reports its results in two business segments: Critical Materials Handling (CMH) and Electronic Materials (EM). Summary results by segment are contained in this press release.

CMH provides a broad range of products that filter, handle, dispense, and protect critical materials used in the semiconductor manufacturing process and in other high-technology manufacturing. CMH’s products and subsystems include high-purity materials packaging, fluid-handling and dispensing systems, liquid filters, as well as microenvironments that protect critical substrates such as wafers during shipping and manufacturing. CMH also provides specialized graphite components and specialty coatings for use in high-temperature applications.

EM provides high-performance materials and specialty gas management solutions that enable high-yield, cost-effective semiconductor manufacturing. EM’s products consist of specialized chemistries and performance materials, gas microcontamination control solutions, and sub-atmospheric pressure gas delivery systems for the efficient handling of hazardous gases to semiconductor process equipment.

Third-Quarter Results Conference Call Details

Entegris will hold a conference call to discuss its results for the third quarter today, Thursday, October 22, 2015, at 10:00 a.m. Eastern Time. Participants should dial 785-424-1667 or toll-free 877-876-9176, referencing confirmation code 8512199. Participants are asked to dial in 5 to 10 minutes prior to the start of the call. A replay of the call will be available starting October 22, 2015 at 1:00 p.m. (ET) until Friday, December 4, 2015. The replay can be accessed by using passcode 8512199 after dialing 719-457-0820 or 888-203-1112. A live and on-demand webcast of the call can also be accessed from the investor relations section of Entegris’ website at www.entegris.com.

ABOUT ENTEGRIS

Entegris is a leading provider of yield-enhancing materials and solutions for advanced manufacturing processes in the semiconductor and other high-technology industries. On April 30, 2014, Entegris acquired Danbury, CT-based ATMI, Inc. Entegris is ISO 9001 certified and has manufacturing, customer service and/or research facilities in the United States, China, France, Germany, Israel, Japan, Malaysia, Singapore, South Korea and Taiwan. Additional information can be found at www.entegris.com.

Non-GAAP Information

The Company’s condensed consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States (GAAP). Adjusted EBITDA and Adjusted Operating Income together with related measures thereof, and non-GAAP EPS, are considered “Non-GAAP financial measures” under the rules and regulations of the SEC. These financial measures are provided as a complement to financial measures provided in accordance with GAAP. We provide non-GAAP financial measures in order to better assess and measure operating performance. Management believes the non-GAAP measures better portray our baseline performance before certain gains, losses or other charges that may not be indicative of our business or future outlook. We believe these non-GAAP measures will aid investors’ overall understanding of our results by providing a higher degree of transparency for certain expenses and providing a level of disclosure that will help investors understand how we plan and measure our business. The reconciliations of GAAP to non-GAAP Statements of Operations, GAAP to Adjusted Operating Income and Adjusted EBITDA, and GAAP to Non-GAAP Earnings per Share are included elsewhere in this release.

In addition we have included pro forma segment net sales and segment profit for the Critical Materials Handling and Electronic Materials business segments for the nine months ended September 27, 2014. Our pro forma presentation includes transactions (i) recorded by ATMI, Inc. prior to its merger with the Company and (ii) as if those business segments were configured during those prior periods to include the businesses included in those segments during the nine months ended September 27, 2014. We have provided this non-GAAP pro forma information to provide investors with comparative historical context for the performance of these business segments during the nine months ended September 27, 2014. Footnotes to the Historical Non-GAAP Pro Forma Segment Information table provided elsewhere in this release reconcile this information to the corresponding GAAP information.

Forward-Looking Statements

Certain information contained in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current management expectations only as of the date of this press release, and involve substantial risks and uncertainties that could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Statements that include such words as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “may,” “will,” “should” or the negative thereof and similar expressions as they relate to Entegris or our management are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. These risks include, but are not limited to, fluctuations in the market price of Entegris’ stock, Entegris’ future operating results, Entegris’ ability to successfully integrate the ATMI business and achieve anticipated synergies, other acquisition and investment opportunities available to Entegris, general business and market conditions and other factors. Additional information concerning these and other risk factors may be found in previous financial press releases issued by Entegris and Entegris’ periodic public filings with the Securities and Exchange Commission, including discussions appearing under the headings “Risks Relating to our Business and Industry,” “Additional Risks Related to Our Business,” “Risks Relating to Our Indebtedness,” “Manufacturing Risks,” “International Risks,” and “Risks Related to Owning Our Securities” in Item 1A of our Annual Report on Form 10–K for the fiscal year ended December 31, 2014, filed with the U.S Securities and Exchange Commission on February 26, 2015, as well as other matters and important factors disclosed previously and from time to time in the filings of Entegris with the U.S. Securities and Exchange Commission. Except as required under the federal securities laws and the rules and regulations of the Securities and Exchange Commission, we undertake no obligation to update publicly any forward-looking statements contained herein.

Entegris, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three months ended
	September 26, 2015	September 27, 2014	June 27, 2015
Net sales	$270,253	$273,054	$280,709
Cost of sales	153,943	174,311	152,622

Gross profit	116,310	98,743	128,087
Selling, general and administrative expenses	46,730	55,820	50,270
Engineering, research and development expenses	26,841	24,427	26,542
Amortization of intangible assets	11,673	13,128	11,928

Operating income	31,066	5,368	39,347
Interest expense, net	9,201	10,096	9,715
Other (income) expense, net	(5,624)	110	(1,109)

Income (loss) before income tax expense (benefit) and equity in net loss of affiliate	27,489	(4,838)	30,741
Income tax expense (benefit)	4,018	(3,810)	6,245
Equity in net loss of affiliates	68	40	48

Net income (loss)	$23,403	$(1,068)	$24,448

Basic net income (loss) per common share:	$0.17	$(0.01)	$0.17
Diluted net income (loss) per common share:	$0.17	$(0.01)	$0.17

Weighted average shares outstanding:
Basic	140,555	139,480	140,307
Diluted	141,317	139,480	140,993

Entegris, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Nine months ended
	September 26, 2015	September 27, 2014
Net sales	$814,335	$690,436
Cost of sales	453,402	431,673

Gross profit	360,933	258,763
Selling, general and administrative expenses	147,890	172,954
Engineering, research and development expenses	79,183	61,698
Amortization of intangible assets	35,908	24,854
Contingent consideration fair value adjustment	—	(1,282)

Operating income	97,952	539
Interest expense, net	28,544	22,247
Other (income) expense, net	(8,466)	1,639

Income (loss) before income tax expense (benefit) and equity in net loss of affiliate	77,874	(23,347)
Income tax expense (benefit)	14,933	(22,012)
Equity in net loss of affiliates	218	90

Net income (loss)	$62,723	$(1,425)

Basic net income (loss) per common share:	$0.45	$(0.01)
Diluted net income (loss) per common share:	$0.44	$(0.01)

Weighted average shares outstanding:	140,282	139,215
Basic	141,016	139,215
Diluted

Entegris, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(In thousands)

(Unaudited)

	September 26, 2015	December 31, 2014
ASSETS
Cash and cash equivalents	$301,061	$389,699
Short-term investments	2,178	4,601
Accounts receivable, net	184,297	153,961
Inventories	188,439	163,125
Deferred tax assets, deferred tax charges and refundable income taxes	27,877	30,556
Other current assets	20,392	23,713

Total current assets	724,244	765,655

Property, plant and equipment, net	315,695	313,569

Goodwill	341,305	340,743
Intangible assets, net	269,895	308,554
Deferred tax assets – non-current	5,183	5,068
Other	22,126	28,502

Total assets	$1,678,448	$1,762,091

LIABILITIES AND SHAREHOLDERS’ EQUITY
Long-term debt, current maturities	$50,000	$100,000
Accounts payable	53,823	57,417
Accrued liabilities	96,292	91,551
Income tax payable and deferred tax liabilities	8,950	13,552

Total current liabilities	209,065	262,520

Long-term debt, excluding current maturities	617,130	666,796
Other liabilities and deferred tax liabilities	82,118	84,334
Shareholders’ equity	770,135	748,441

Total liabilities and shareholders’ equity	$1,678,448	$1,762,091

Entegris, Inc. and Subsidiaries

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Three months ended		Nine months ended
	September 26, 2015	September 27, 2014	September 26, 2015	September 27, 2014
Operating activities:
Net income (loss)	$23,403	$(1,068)	$62,723	$(1,425)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation	13,356	14,130	40,080	33,005
Amortization	11,673	13,128	35,908	24,854
Share-based compensation expense	2,975	2,358	8,120	6,513
Charge for fair value mark-up of acquired inventory sold	—	24,293	—	48,586
Provision for deferred income taxes	(441)	(3,315)	2,594	(28,782)
Other	2,071	2,129	7,569	7,036

Changes in operating assets and liabilities:

Trade accounts and notes receivable	(9,426)	2,970	(38,020)	(21,299)
Inventories	(11,050)	(1,075)	(39,550)	(8,078)
Accounts payable and accrued liabilities	21,702	15,330	12,576	27,929
Income taxes payable and refundable income taxes	(3,283)	(4,653)	(3,647)	(3,153)
Other	(18,394)	3,524	(19,653)	6,034

Net cash provided by operating activities	32,586	67,751	68,700	91,220

Investing activities:
Acquisition of property and equipment	(21,466)	(15,068)	(55,696)	(44,013)
Acquisition of business, net of cash acquired	—	(450)	—	(809,390)
Proceeds from sale of and maturities of short-term investments	504	2,977	2,111	8,888
Other	29	162	347	(6,957)

Net cash used in investing activities	(20,933)	(12,379)	(53,238)	(851,472)

Financing activities:
Payments on long-term debt	(25,000)	(25,000)	(100,000)	(62,500)
Proceeds from long-term debt	—	—	—	855,200
Payments for debt issue costs	—	—	—	(20,747)
Issuance of common stock	1,634	1,202	2,608	1,705
Taxes paid related to net share settlement of equity awards	(55)	(259)	(2,458)	(2,290)
Other	313	(64)	665	763

Net cash (used in) provided by financing activities	(23,108)	(24,121)	(99,185)	772,131

Effect of exchange rate changes on cash	(1,226)	(7,741)	(4,915)	(5,812)

(Decrease) increase in cash and cash equivalents	(12,681)	23,510	(88,638)	6,067
Cash and cash equivalents at beginning of period	313,742	366,983	389,699	384,426

Cash and cash equivalents at end of period	$301,061	$390,493	$301,061	$390,493

Entegris, Inc. and Subsidiaries

Segment Information

(In thousands)

(Unaudited)

	Three months ended			Nine months ended
Net sales	September 26, 2015	September 27, 2014	June 27, 2015	September 26, 2015	September 27, 2014
Critical Materials Handling	$166,043	$165,368	$174,253	$507,764	$487,757
Electronic Materials	104,210	107,686	106,456	306,571	202,679

Total net sales	$270,253	$273,054	$280,709	$814,335	$690,436

	Three months ended			Nine months ended
Segment profit	September 26, 2015	September 27, 2014	June 27, 2015	September 26, 2015	September 27, 2014
Critical Materials Handling	$37,109	$35,520	$43,732	$122,182	$107,115
Electronic Materials	23,919	33,316	28,559	72,700	59,728

Total segment profit	61,028	68,836	72,291	194,882	166,843
Charge for fair value mark-up of acquired inventory	—	24,293	—	—	48,586
Amortization of intangibles	11,673	13,128	11,928	35,908	24,854
Contingent consideration fair value adjustment	—	—	—	—	(1,282)
Unallocated expenses	18,289	26,047	21,016	61,022	94,146

Total operating income	$31,066	$5,368	$39,347	$97,952	$539

Entegris, Inc. and Subsidiaries

Historical Non-GAAP Pro Forma Segment Information

(In thousands)

(Unaudited)

	Three Months Ended		Nine Months Ended
Segment Net Sales (a)	September 26, 2015 As Reported	September 27, 2014 As Reported	September 26, 2015 As Reported	September 27, 2014 Pro Forma(1)
Critical Materials Handling	$166,043	$165,368	$507,764	$500,946
Electronic Materials	104,210	107,686	306,571	303,755

Total segment net sales	$270,253	$273,054	$814,335	$804,701

Segment profit (b)
Critical Materials Handling	$37,109	$35,520	$122,182	$111,149
Electronic Materials	23,919	33,316	72,700	86,167

Total segment profit	$61,028	$68,836	$194,882	$197,316

(1)	The above pro forma results include the addition of ATMI, Inc.’s net sales and segment profit amounts recorded prior to the consummation of the merger with the Company on April 30, 2014 to the Company’s reported GAAP net sales and segment profit amounts related to businesses that were transferred to the above business segments after the effectiveness of the merger and are provided as a complement to, and should be read in conjunction with, the Condensed Consolidated Statements of Operations to better facilitate the assessment and measurement of the Company’s operating performance.

The above GAAP to Non-GAAP Pro Forma Segment Information is reconciled to the Company’s GAAP figures for the quarters ended September 27, 2014 as follows:

(a)	The above pro forma segment sales include amounts for the nine months ended September 27, 2014, representing the Company’s previously reported sales plus the sales of ATMI, Inc. reported prior to the consummation of the merger with the Company on April 30, 2014 as such sales are not included in the Company’s financial statements. CMH sales made by ATMI Inc. prior to the merger were $13.2 million for the nine months ended September 27, 2014. EM sales made by ATMI Inc. prior to the merger were $101.1 million for the nine months ended September 27, 2014.
(b)	The above pro forma segment profit figures include amounts for the quarter ended September 27, 2014, representing the Company’s previously reported segment profit figures plus the segment profit of ATMI, Inc. reported prior to the consummation of the merger with the Company on April 30, 2014, as such segment profits are not included in the Company’s financial statements. CMH segment profits made by ATMI Inc. prior to the merger were $4.0 million for the nine months ended September 27, 2014. EM segment profits made by ATMI Inc. prior to the merger were $26.4 million for the nine months ended September 27, 2014.
(c)	Segment profit is defined as net sales less direct segment operating expenses, excluding certain unallocated expenses, consisting mainly of general and administrative costs for the Company’s human resources, finance and information technology functions as well as interest expense, amortization of intangible assets, charges for the fair value write-up of acquired inventory sold and contingent consideration fair value adjustments.

Entegris, Inc. and Subsidiaries

GAAP to Non-GAAP Reconciliation of Statement of Operations

(In thousands, except per share data)

(Unaudited)

	Three months ended September 26, 2015			Nine months ended September 26, 2015
	U.S. GAAP	Adjustments	Non- GAAP	U.S. GAAP	Adjustments	Non- GAAP
Net sales	$270,253	$—	$270,253	$814,335	$—	$814,335
Cost of sales	153,943	—	153,943	453,402	—	453,402

Gross profit	116,310	—	116,310	360,933	—	360,933
Selling, general and administrative expenses (a)	46,730	(2,075)	44,655	147,890	(7,083)	140,807
Engineering, research and development expenses	26,841	—	26,841	79,183	—	79,183
Amortization of intangible assets (b)	11,673	(11,673)	—	35,908	(35,908)	—

Operating income	31,066	(13,748)	44,814	97,952	(42,991)	140,943
Interest expense, net	9,201	—	9,201	28,544	—	28,544
Other income, net (c)	(5,624)	50	(5,574)	(8,466)	(567)	(9,033)

Income before income tax expense and equity in net loss of affiliate	27,489	(13,698)	41,187	77,874	(43,558)	121,432
Income tax expense (d)	4,018	4,657	8,675	14,933	14,488	29,421
Equity in net loss of affiliates	68	—	68	218	—	218

Net income	$23,403	$9,041	$32,444	$62,723	$29,070	$91,793

Basic income per common share:	$0.17	$0.06	$0.23	$0.45	$0.21	$0.65
Diluted income per common share:	$0.17	$0.06	$0.23	$0.44	$0.21	$0.65

Weighted average shares outstanding:
Basic	140,555	140,555	140,555	140,282	140,282	140,282
Diluted	141,317	141,317	141,317	141,016	141,016	141,016

The above GAAP to Non-GAAP Reconciliation of Statement of Operations is provided as a complement to and should be read in conjunction with the Condensed Consolidated Statements of Operations. The above GAAP to Non-GAAP Reconciliation of Statement of Operations is provided to facilitate a better assessment and measurement of the Company’s operating performance.

a)	Non-GAAP selling, general and administrative expense for the three and nine months ended September 26, 2015 is adjusted for $2.1 million and $7.1 million, respectively, for integration costs related to the ATMI, Inc. acquisition.
b)	Non-GAAP amortization expense for the three and nine months ended September 26, 2015 is adjusted for $11.7 million and $35.9 million, respectively, for amortization expense related to the ATMI and prior acquisitions.
c)	Non-GAAP other income, net for the three and nine months ended September 26, 2015 is adjusted for ($0.1) million and $0.6 million, respectively, for net (gain) loss on impairment or sale of investment.
d)	Non-GAAP income tax expense for the three and nine months ended September 26, 2015 is adjusted for $4.7 million and $14.5 million related to the adjustments noted above.

Entegris, Inc. and Subsidiaries

Reconciliation of GAAP Net Income to Adjusted Operating Income and Adjusted EBITDA

(In thousands, except per share data)

(Unaudited)

	Three months ended			Nine months ended
	September 26, 2015	September 27, 2014	June 27, 2015	September 26, 2015	September 27, 2014
Net sales	$270,253	$273,054	$280,709	$814,335	$690,436
Net income (loss)	$23,403	$(1,068)	$24,448	$62,723	$(1,425)

Adjustments to net income (loss):
Equity in net loss of affiliates	68	40	48	218	90
Income tax expense (benefit)	4,018	(3,810)	6,245	14,933	(22,012)
Interest expense, net	9,201	10,096	9,715	28,544	22,247
Other (income) expense, net	(5,624)	110	(1,109)	(8,466)	1,639

GAAP – Operating income	31,066	5,368	39,347	97,952	539
Charge for fair value mark-up of acquired inventory sold	—	24,293	—	—	48,586
Transaction-related costs	—	(30)	—	—	26,776
Deal costs	—	—	—	—	9,125
Integration costs	2,075	7,127	2,396	7,083	10,624
Contingent consideration fair value adjustment	—	—	—	—	(1,282)
Amortization of intangible assets	11,673	13,128	11,928	35,908	24,854

Adjusted operating income	44,814	49,886	53,671	140,943	119,222
Depreciation	13,356	14,130	13,405	40,080	33,005

Adjusted EBITDA	$58,170	$64,016	$67,076	$181,023	$152,227

Adjusted operating margin	16.6%	18.3%	19.1%	17.3%	17.3%
Adjusted EBITDA – as a % of net sales	21.5%	23.4%	23.9%	22.2%	22.0%

Entegris, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Earnings per Share

(In thousands, except per share data)

(Unaudited)

	Three months ended			Nine months ended
	September 26, 2015	September 27, 2014	June 27, 2015	September 26, 2015	September 27, 2014
Net income (loss)	$23,403	$(1,068)	$24,448	$62,723	$(1,425)

Adjustments to net income (loss):
Charge for fair value mark-up of acquired inventory sold	—	24,293	—	—	48,586
Transaction-related costs	—	(30)	—	—	26,776
Deal costs	—	—	—	—	13,288
Integration costs	2,075	6,985	2,396	7,083	10,482
Contingent consideration fair value adjustment	—	—	—	—	(1,282)
Amortization of intangible assets	11,673	13,128	11,928	35,908	24,854
Net (gain) loss on impairment or sale of equity investment	(50)	—	(56)	567	—
Tax effect of adjustments of net income (loss)	(4,657)	(14,485)	(4,813)	(14,488)	(48,374)

Non-GAAP net income	$32,444	$28,823	$33,903	$91,793	$72,905

Diluted income (loss) per common share	$0.17	$(0.01)	$0.17	$0.44	$(0.01)
Effect of adjustments to net income (loss)	0.06	0.21	0.07	0.21	0.53
Diluted non-GAAP income per common share	$0.23	$0.21	$0.24	$0.65	$0.52

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